Exhibit 32.2


                 Certification of the Chief Financial Officer
                      Pursuant to 18 U.S.C. Section 1350,
     As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


      In connection with the quarterly report of China Energy and Carbon Black Holdings, Inc. (the "Company") on Form 10-QSB for the three months ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Mei Qi Zhang, the Chief Financial Officer of the Company, hereby certifies, pursuant to Exchange Act Rule 13a-14(b) or 15d-14(b) and 18 U.S.C. {section} 1350, as adopted pursuant to {section} 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                    /s/  Mei Qi Zhang
                                    Chief Financial Officer
                                    Date:  May 23, 2005